Exhibit 99.1

APEX CLEARING NAMED “BEST WEALTH MANAGEMENT COMPANY” FOR FOURTH

CONSECUTIVE YEAR IN ANNUAL FINTECH BREAKTHROUGH AWARDS

DALLAS, TX (March 16, 2021) – Apex Clearing Corporation (“Apex” or the “Company”), the fintech for fintechs powering innovation and the future of digital wealth management, today announced that it has received the “Best Wealth Management Company” award for the fourth consecutive year in FinTech Breakthrough’s annual FinTech Breakthrough Awards, the organization’s prestigious awards program which recognizes the top companies and products in the global financial services and technology industry today.

“At Apex, our ultimate goal is to break down the barriers to investing by creating seamless, comprehensive, technology-based solutions that are tailored to meet our clients’ – and their customers’ – unique trading objectives,” said Bill Capuzzi, CEO of Apex Clearing. “It’s both refreshing and humbling to see our hard work validated once again by FinTech Breakthrough as we continuously strive to deliver the flexible and modern investing experience traders deserve.”

Apex is the fast, secure and reliable digital custody and clearing platform leading the transformation of the financial services industry. The company currently services 200 clients globally, representing more than 14 million customer accounts, which include online brokerages, traditional wealth managers, wealth-tech, professional traders and consumer brands, among others. Through instant account opening and funding, execution of trades across a wide array of asset classes, streamlined digital asset movements, as well as trade settlement and the safekeeping of customer assets, Apex provides its clients with the platform, access and scalability to close the gaps in wealth management.

“Apex delivers unparalleled speed, efficiency and flexibility to firms ranging from innovative start-ups to blue-chip brands,” said James Johnson, Managing Director, FinTech Breakthrough. “We carefully review nominations from innovative firms across the world, but Apex’s mission to democratize wealth management and the technology they harness in that endeavor makes them stand out above the rest. We extend our sincere and well-deserved congratulations to the entire team for winning this competitive award for the fourth year in a row.”

The FinTech Breakthrough Awards is the premier awards program founded to recognize the FinTech innovators, leaders and visionaries from around the world in a range of categories, including Digital Banking, Personal Finance, Lending, Payments, Investments, RegTech, InsurTech and many more. The fifth annual FinTech Breakthrough Awards program attracted more than 3,850 nominations from across the globe.

On February 22, 2021, Apex Clearing Holdings LLC, the holding company of Apex Clearing Corporation, entered into a definitive merger agreement with Northern Star Investment Corp. II (“Northern Star”) (NYSE: NSTB), a publicly traded special purpose acquisition company. As a result, Apex is expected to become a publicly listed company on the New York Stock Exchange under the new ticker symbol, “APX”.

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ABOUT APEX CLEARING CORPORATION

Apex Clearing is the fintech for fintechs powering innovation and the future of digital wealth management. Our proprietary enterprise-grade technology delivers speed, efficiency, and flexibility to firms ranging from innovative start-ups to blue-chip brands focused on transformation to capture a new generation of investors. We help our clients provide the seamless digital experiences today’s consumers expect with the throughput and scalability needed by fast-growing, high-volume financial services businesses. Founded in 2012, Apex Clearing is registered with the SEC, a member of FINRA and a participant in SIPC.

For more information, visit the Apex Clearing website, and follow the on Instagram, LinkedIn, and Twitter.

ABOUT FINTECH BREAKTHROUGH

Part of Tech Breakthrough, a leading market intelligence and recognition platform for technology innovation and leadership around the globe, the FinTech Breakthrough Awards program is devoted to honoring excellence in Financial Technologies and Services companies and products. The FinTech Breakthrough Awards provide public recognition for the achievements of FinTech companies and products in categories including Payments, Personal Finance, Wealth Management, Fraud Protection, Banking, Lending, RegTech, InsurTech and more. For more information visit FinTechBreakthrough.com.

PARTICIPANTS IN THE SOLICITATION

Northern Star, Apex and certain of their respective directors and executive officers may be deemed participants in the solicitation of proxies from the shareholders of Northern Star in favor of the approval of the business combination and related matters. Shareholders may obtain more detailed information regarding the names, affiliations and interests of certain of Northern Star’s executive officers and directors in the solicitation by reading Northern Star’s Final Prospectus dated January 25, 2021, filed with the SEC on January 27, 2021, and the proxy statement/prospectus and other relevant materials filed with the SEC in connection with the business combination when they become available. Information concerning the interests of Northern Star’s participants in the solicitation, which may, in some cases, be different than those of their stockholders generally, will be set forth in the proxy statement/prospectus relating to the business combination when it becomes available.

NO OFFER OR SOLICITATION

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction.

FORWARD LOOKING STATEMENTS

Certain statements included in this press release are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, expectations related to the terms and timing of the proposed business combination. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Apex’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Apex. These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, the inability of the parties to successfully or timely consummate the merger, including the risk that any required stockholder or regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company, and those factors discussed in documents of Northern Star filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Northern Star nor Apex presently know or that Northern Star and Apex currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward looking statements reflect Northern Star’s and Apex’s expectations, plans or forecasts of future events and views as of the date of this press release. Northern Star and Apex anticipate that subsequent events and developments will cause Northern Star’s and Apex’s assessments to change. However, while Northern Star and Apex may elect to update these forward-looking statements at some point in the future, Northern Star and Apex specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Northern Star’s and Apex’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

CONTACTS

Investors:

(214) 765-1595

IR@Apexclearing.com

Media:

Jonathan Gasthalter/Carissa Felger

Gasthalter & Co.

(212) 257-4170

ApexClearing@gasthalter.com